Exhibit 99.5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NAKAMOTO

The following should be read in conjunction with our financial statements and related notes. The following discussion contains “forward-looking statements” that reflect our future plans, estimates, beliefs and expectations. We caution that assumptions, expectations, projections, intentions or beliefs about future events may vary materially from actual results. Some of the key factors which could cause actual results to vary from our expectations include the factors discussed elsewhere in our public filings with the Securities and Exchange Commission (the “SEC”), all of which are difficult to predict. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” (included in our public filings with the SEC) contain important information. We do not undertake any obligation to publicly update any forward-looking statements except as otherwise required by applicable law.

Overview

Nakamoto Holdings, Inc. (“Nakamoto”) was formed as a new holding and operating company that seeks to build a global portfolio of bitcoin treasury companies. Nakamoto’s primary focus is accumulating its long-term bitcoin position, generating “bitcoin yield,” and building the best performing portfolio of bitcoin-native companies. Bitcoin yield is a measure of the accretion of bitcoin owned by the Company on a per-share basis, potentially presenting an attractive investment case for those looking for exposure to bitcoin.

Recent Developments

Merger Agreement

On August 14, 2025, Nakamoto completed its merger (the “Merger”) with Kindly MD, Inc. (“Kindly MD” and together with Nakamoto, the “Company”). Upon the terms and subject to the conditions set forth in a Merger Agreement, dated as of May 12, 2025 (the “Merger Agreement”), Kindly HoldCo Corp., a Delaware corporation and a direct, and wholly owned subsidiary of Kindly MD, merged with and into Nakamoto, with Nakamoto continuing as the surviving entity and a wholly-owned subsidiary of Kindly MD, and as a result of which the holders of Nakamoto Class A and Class B common stock (other than shares held in treasury or by dissenting stockholders) received an aggregate 22.3 million shares of Kindly MD common stock based on a price per share of $1.12. Shares of common stock of Kindly HoldCo Corp. were converted into shares of common stock of the surviving corporation. No fractional shares were issued; instead, cash was paid in lieu of fractional shares.

Marketing Services Agreement

In connection with the execution of the Merger Agreement, BTC Inc, a Delaware corporation (“BTC Inc”), and Nakamoto also entered into a Marketing Services Agreement, dated as of May 12, 2025 (the “Marketing Services Agreement”). Under this agreement, BTC Inc provided certain marketing and promotional services to Nakamoto during the period leading up to the closing of the Merger. The Marketing Services Agreement outlines the scope of services to be provided, which may include digital marketing, brand promotion, and customer outreach initiatives designed to enhance the visibility and market presence of Nakamoto’s products and services. At the closing of the Merger, the rights and obligations of Nakamoto under the Marketing Services Agreement were assigned to Kindly MD, Inc.

Loan Agreement

On June 6, 2025, Nakamoto entered into a loan agreement (the “Loan Agreement”) with BTC Inc, pursuant to which BTC Inc agreed to loan to Nakamoto up to $500,000, to be disbursed in a single installment upon written request by Nakamoto, at its discretion. The Loan Agreement is a non-interest-bearing loan matures on the fifth business day following the receipt of funds received by the Company in private placement transactions in which institutional investors purchased newly issued shares of common stock and pre-funded warrants of the Company (the “PIPE Financings”). On June 10, 2025, Nakamoto requested the disbursement of the funds. As of June 30, 2025, $500,000 was outstanding under the Loan Agreement. The Company agreed to repay in full the Loan Agreement within 30 days of the closing of the Merger.

Key Factors Affecting Our Performance

Limited Operating History

We have a limited operating history and there is limited historical financial information upon which to base an evaluation of our performance. Our financial statements must be considered in light of the uncertainties, risks, expenses, and difficulties frequently encountered by companies in their early stages of operations. As we are recently incorporated, our financial statements for the period from March 6, 2025 (inception) to June 30, 2025 do not present results for the full six-month period or for any prior periods.

Public Company Expenses

We expect to incur increased expenses as a result of being a public company (for legal, insurance, financial reporting, accounting and auditing compliance), as well as for operating expenses and those related to our bitcoin treasury strategy.

Results of Operations and Known Trends or Future Events

We have not generated any revenues to date. Our only activities since inception have been organizational activities, and those related to the Merger and related Transactions. We currently do not know when we will generate revenues, if ever. Our future operational results and expenses may be subject to fluctuations from period to period.

Liquidity and Capital Resources

We have not generated any revenues to date. Our only activities since inception have been organizational activities, and those related to the Merger and related Transactions. As indicated in the accompanying financial statements, at June 30, 2025, we had $390,760 in cash. Our liquidity needs were satisfied prior to the completion of the Merger through the sale of common stock in connection with the Merger.

Loan Agreement

On June 6, 2025, Nakamoto entered into the Loan Agreement with BTC Inc, pursuant to which BTC Inc agreed to loan to Nakamoto up to $500,000, to be disbursed in a single installment upon written request by Nakamoto, at its discretion. The Loan Agreement is a non-interest-bearing loan matures on the fifth business day following the receipt of funds received by the Company in the PIPE Financings. On June 10, 2025, Nakamoto requested the disbursement of the funds. As of June 30, 2025, $500,000 was outstanding under the Loan Agreement. The Company agreed to repay in full the Loan Agreement within 30 days of the closing of the Merger.

Following the closing of the Merger, we do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business for the next twelve months. However, if our estimates of the costs of are less than the actual amount necessary to do so, we may have insufficient funds available, and these estimates may differ materially from our actual expenses. In order to fund working capital deficiencies or finance transactions in connection we may need to raise additional equity or debt.

Controls and Procedures

Prior to the closing of the Merger, Nakamoto was not required to comply with the SEC’s rules implementing Section 404 of Sarbanes-Oxley Act of 2002, and therefore was not required to make a formal assessment of the effectiveness of its internal control over financial reporting for that purpose. Following the closing of the Merger, Nakamoto became a wholly owned subsidiary of Kindly MD, Inc., Kindly MD, Inc. is required to comply with the SEC’s rules implementing Section 302 of the Sarbanes-Oxley Act of 2002, which requires its management to certify financial and other information in its quarterly and annual reports and provide an annual management report on the effectiveness of its internal control over financial reporting. Kindly MD, Inc. will not be required to make its first assessment of our internal control over financial reporting under Section 404 until its second annual report after becoming a public company.

Nakamoto’s independent registered public accounting firm is not required to formally attest to the effectiveness of our internal controls over financial reporting, and will not be required to do so for as long as we are an “emerging growth company” pursuant to the provisions of the JOBS Act. See “Summary — Emerging Growth Company Status.”

Off-Balance Sheet Arrangements; Commitments and Contractual Obligations

As of June 30, 2025, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations.

JOBS Act

The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act will be allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, our financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.

Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on certain exemptions we may not be required to, among other things, (i) provide an independent registered public accounting firm’s attestation report on our system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the report of the independent registered public accounting firm providing additional information about the audit and the financial statements (auditor discussion and analysis), and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years or until we are no longer an “emerging growth company,” whichever is earlier.

Emerging Growth Company and Smaller Reporting Company Status

We are an emerging growth company, as defined in the Jumpstart Our Business Startups Act of 2012 the (“JOBS Act”). Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act until such time as those standards apply to private companies. However, we have elected to opt out of this extended transition period and to comply with new or revised accounting standards as they apply to public companies. As a result, our financial statements are prepared in accordance with public company effective dates for applicable accounting standards and may be more comparable to those of other public companies that do not rely on the extended transition period.

Recently Issued Accounting Pronouncements

See Note 2 to our audited financial statements included in Kindly MD’s public filings with the SEC for more information about recent accounting pronouncements, the timing of their adoption, and our assessment, to the extent we have made one yet, of their potential impact on our financial condition of results of operations.

Quantitative and Qualitative Disclosures About Market Risk

Market risk represents the risk of loss that may impact our financial position because of adverse changes in financial market prices and rates. Our market risk exposure is primarily a result of exposure resulting from potential changes in interest rates. We do not hold financial instruments for trading purposes.

We are exposed to the impact of market price changes in bitcoin and foreign currency fluctuations.

Market Price Risk of Bitcoin. We will use a significant portion of our cash, including cash generated from capital raising transactions, to acquire bitcoin. We will account for our bitcoin as indefinite lived intangible assets, which are subject to impairment losses if the fair value of our bitcoin decreases below their carrying value at any time since their acquisition. Impairment losses cannot be recovered for any subsequent increase in fair value. Negative swings in the market price of bitcoin could have a material impact on our earnings and on the carrying value of our digital assets. Positive swings in the market price of bitcoin are not reflected in the carrying value of our digital assets and impact earnings only when the bitcoin is sold at a gain.

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